SCHEDULE 14A INFORMATION

	PROXY STATEMENT PURSUANT TO SECTION 14(A)
	OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14-a-6(e)(2))
[x]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to (s) 240.14a-11(c) or (S) 240.14a.12


	The Vermont Teddy Bear Co., Inc.
	(Name of Registrant as Specified In Its Charter)

	The Vermont Teddy Bear Co., Inc.
	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

	(1)	Title of each class of securities to which transaction
applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

	(1)	Amount Previously Paid:	N/A

	(2)	Form, Schedule or Registration Statement No.:  ______
Schedule 14A, File No.:  ______

	(3)	Filing Party:

(4) Date Filed:

	The Vermont Teddy Bear Co., Inc.



	Notice of 1998 Annual Meeting of Shareholders

	and

	Proxy Statement

The Vermont Teddy Bear Co., Inc.
Notice of Annual Meeting of Stockholders

	The Annual Meeting of the Stockholders of The Vermont Teddy Bear Co., Inc. will be held at 10:00 a.m. EST on Thursday, January 7, 1999, at the Company's retail/manufacturing facility, 6655 Shelburne Road, Route Seven, Shelburne, Vermont, for the following purposes:

	1.	To have Common shareholders elect six (6) individuals to the
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Company's Board of Directors for the ensuing year.
--------------------------------------------------

	2.	To have Series C Preferred shareholders elect two (2)
	-----------------------------------------------------------
individuals to the Company's Board of Directors for the ensuing year.
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	3.	To ratify the selection of Arthur Andersen LLP as the
Company's independent public accountants for the 1999 fiscal year.

	4.	To authorize the Company's Board of Directors to file an
 	--------------------------------------------------------------
Amendment to the Restated Certificate of Incorporation to effectuate a
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one for five reverse stock split.
---------------------------------

	5.	To transact such other business that may properly come before the meeting or adjournment thereof.

					BY ORDER OF THE BOARD OF DIRECTORS

					/s/ Spencer C. Putnam
					Spencer C. Putnam, Secretary
					Shelburne, Vermont
					November 10, 1998
					-----------------

The Vermont Teddy Bear Co., Inc.
6655 Shelburne Road
Post Office Box 965
Shelburne, Vermont 05482

November 10, 1998
-----------------
Proxy Statement
Annual Meeting of Stockholders
To Be Held January 7, 1999

	This proxy statement is furnished to the stockholders of The Vermont Teddy Bear Co., Inc. (the "Company"), a New York corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Thursday, January 7, 1999, at the Company's retail/manufacturing facility located at 6655 Shelburne Road, Route Seven, Shelburne, Vermont.

	The enclosed proxy card is furnished by the Company. This proxy is being solicited by the Company's Board of Directors for use at the Annual Meeting or at any adjournment thereof. A proxy duly executed and returned by a stockholder will be voted as directed by the proxy, and, if no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors contained herein. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as the Board of Directors may deem advisable.

	All expenses of soliciting proxies are being borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone or other communication methods and arrange for nominees, custodians and fiduciaries to forward proxies and proxy material to their principals at the Company's expense.

	A proxy may be revoked at any time before it is exercised by notifying the Company's Secretary in writing at the address set forth above or by attending the Annual Meeting and voting the shares covered by the proxy in person.

	It is expected that this Proxy Statement will be mailed on or about November 27, 1998, to stockholders of record on November 20, 1998.

Voting Securities and Principal Holders Thereof

	The Board of Directors has fixed the close of business on November 20, 1998, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting. Each share of the Company's Common Stock outstanding on the record date is entitled to one vote on all matters, except for the election of Series C Preferred directors, and each share of the Company's Series C Preferred stock outstanding on the record date is entitle to one vote on those matters on which Series C stockholders vote as a class, and on an as-converted basis on all other matters.

	The following table presents information, as of November 4, 1998,
									----------------
about all classes of the Company's stock owned by the directors and executive officers of the Company:

									Number of	 Percentage
Name and Address					Title of	Shares 	 of Class
of Beneficial Owner				Class       Owned		 Outstanding

Jason Bacon						Common	   15,500(1)    	  0.3
									   ------		  ---
   RR #1, Box 78					Preferred B	    9,314(2)   	  4.5
   New Haven, VT 05472

R. Patrick Burns					Common	   22,650(3)   	  0.4
   c/o The Vermont Teddy Bear Co., Inc.			   ------		  ---
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Robert D. Delsandro, Jr.			Common              -(4)          -
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Fred Marks						Common	  600,500(5) 	 11.6
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Joan H. Martin					Common	1,840,975(6)	 35.5
   34 Woodbury Hill				Preferred A        90		100.0
   Woodbury, CT  06798

Spencer C. Putnam   				Common	   87,000(7)	  1.7
   c/o The Vermont Teddy Bear Co., Inc.
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

Elisabeth B. Robert				Common	   29,200(8)        0.6
   c/o The Vermont Teddy Bear Co., Inc.			   ------		  ---
   6655 Shelburne Road, P.O. Box 965
   Shelburne, VT 05482

T. Nathanael Shepherd				Preferred C	     53.8(9) 	 89.7
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   c/o The Shepherd Group LLC
   --------------------------
   636 Great Road
   --------------
   Stow, MA 01775
   --------------

Thomas R. Shepherd				Preferred C	     60.0(10)   	100.0
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   c/o The Shepherd Group LLC
   --------------------------
   636 Great Road
   --------------
   Stow, MA 01775
   --------------

Directors and Officers as a Group		Common	2,585,325	  	 49.9
									---------		 ----
							Preferred A	       90		100.0
							Preferred B	    9,314	    	  4.5
							Preferred C	     60.0	  	100.0
							-----------------------------------



(1)This figure includes 500 shares held of record by Mr. Bacon's wife, as to which beneficial ownership is disclaimed. This figure does not include a Warrant for the Purchase of 22,670 shares of the Company's Common Stock. The figure does not include options granted under the Company's Non-Employee Director Stock Option Plan to Mr. Bacon to purchase 7,000 shares of the Company's Common Stock, which have fully vested.

(2)Mr. Bacon's 9,314 shares of Series B Preferred Stock are convertible into 25,000 shares of the Company's Common Stock.

(3)This figure includes 4,500 shares held of record by Mr. Burns' wife, as to
				-----
which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Burns to purchase 900,000 shares of the Company's Common Stock, of which 562,500 shares have vested. The remaining 337,500 shares will not vest, as Mr. Burns is no longer an employee of the Company.

(4)This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Delsandro to purchase 40,000 shares of the Company's Common Stock, of which 1,250 shares have vested.

(5)This figure includes 500 shares held of record by Mr. Marks' wife, as to which beneficial ownership is disclaimed.

(6)This figure includes 1,120,000 shares held of record by the Joan Hixon Martin Trust. This figure does not include 118,995 shares of the Company's Common Stock held of record by Ms. Martin's son, Franc Sloan, and 266,500 shares of the Company's Common Stock held of record by Ms. Martin's daughter, Margaret H. Martin. Ms. Martin disclaims beneficial ownership of shares owned by Mr. Franc Sloan and Ms. Margaret H. Martin. This figure does not include a Warrant for the Purchase of 51,841 shares of the Company's Common Stock, which has fully vested.

(7)This figure includes 10,000 shares held of record by Mr. Putnam's children. This figure also includes 4,500 shares held of record by Mr. Putnam's wife, as to which beneficial ownership is disclaimed. This figure does not include options granted under the Company's Incentive Stock Option Plan to Mr. Putnam to purchase 62,832 shares of the Company's Common Stock, of which 32,832 shares have vested.

(8)This figure includes 2,000 shares held of record by Ms. Robert's minor children. This figure does not include options granted under the Company's Incentive Stock Option Plan to Ms. Robert to purchase 625,510 shares of the Company's Common Stock, of which 174,260 shares have vested.

(9) Mr. Shepherd's beneficial ownership consists of (i) 1.2 shares of Series
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C Preferred, convertible into 11,429 shares of Common Stock, and warrants to
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purchase 9,917 shares of Common Stock directly and beneficially owned by Mr.
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Shepherd;  (ii) .13 shares of Series C Preferred, convertible into 1,238
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shares of Common Stock, and warrants to purchase 1,041 shares of Common Stock
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directly and beneficially owned by The Shepherd Group LLC, of which Mr.
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Shepherd is the President; (iii) 12.47 shares of Series C Preferred,
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convertible into 118,762 shares of Common Stock, and warrants to purchase
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103,058 shares of Common Stock beneficially owned by The Shepherd Venture
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Fund I, of which The Shepherd Group LLC is its sole general partner; and
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(iv) 40 shares of Series C Preferred, convertible into 380,952 shares of
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Common Stock, and warrants to purchase 330,579 shares of Common Stock
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beneficially owned collectively by the Investors for which The Shepherd
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Group LLC has been appointed as irrevocable proxy.  Mr. Shepherd, as
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President of The Shepherd Group LLC, has the right to vote all of the
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shares in clauses (ii) through (iv) in connection with any matter requiring
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a vote of the stockholders of the Company.  Mr. Shepherd disclaims
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beneficial ownership of the shares held by the Investors.
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(10) Mr. Shepherd's beneficial ownership consists of (i) 6.2 shares of
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Series C Preferred, convertible into 59,048 shares of Common Stock, and
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warrants to purchase 51,273 shares of Common Stock directly and beneficially
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owned by Mr. Shepherd;  (ii) .13 shares of Series C Preferred, convertible
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into 1,238 shares of Common Stock, and warrants to purchase 1,041 shares of
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Common Stock directly and beneficially owned by The Shepherd Group LLC, of
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which Mr. Shepherd is the Chairman; (iii) 12.47 shares of Series C Preferred,
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convertible into 118,762 shares of Common Stock, and warrants to purchase
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103,058 shares of Common Stock beneficially owned by The Shepherd Venture
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Fund I, of which The Shepherd Group LLC is its sole general partner; (iv)
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40 shares of Series C Preferred, convertible into 380,952 shares of Common
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Stock, and warrants to purchase 330,579 shares of Common Stock beneficially
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owned collectively by the Investors for which The Shepherd Group LLC has
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been appointed as irrevocable proxy; and (v) 1.2 shares of Series C
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Preferred, convertible into 11,429 shares of Common Stock, and warrants to
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purchase 9,917 shares of Common Stock directly and beneficially owned by
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Mr. T. Nathanael Shepherd for which The Shepherd Group LLC has the
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authority to vote.  Mr. Shepherd, as Chairman of The Shepherd Group LLC,
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has the right to vote all of the shares in clauses (ii) through (v) in
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connection with any matter requiring a vote of the stockholders of the
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Company.  Mr. Shepherd disclaims beneficial ownership of the shares held
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by the Investors.
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

The following table presents information, as of November 4, 1998, about
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all classes of the Company's stock by those persons known by the Company
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to own beneficially five percent or more of the shares of any voting
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class of the Company's stock outstanding, other than the directors and
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officers listed in the prior table:
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									Number of	 Percentage
Name and Address					Title of	Shares 	 of Class
of Beneficial Owner				Class       Owned(11)	 Outstanding

Malcolm Candlish					Preferred C	      3.0	        5.0
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   465 Wall's Way
   --------------
   Osprey, FL  34229
   -----------------

Edwin Kozlowski					Preferred C       4.0	 	  6.7
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   General Nutrition Companies
   ---------------------------
   300 6th Avenue, 14th Floor
   --------------------------
   Pittsburgh, PA  15222
   ---------------------

David Lucas						Preferred C	      7.5	  	 12.5
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   Bonita Bay Executive Center
   ---------------------------
   3451 Bonita Bay Boulevard, Suite 202
   ------------------------------------
   Bonita Springs, FL  34132
   -------------------------

Margaret H. Martin				Common	  266,500	        5.1
   500 Lovell Avenue
   Mill Valley, CA  94941

Ronald Rossetti					Preferred C	      4.0		  6.7
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   Riverside Capital Partners
   --------------------------
   39 Brighton Avenue
   ------------------
   Allston, MA 02134
   -----------------

William Watts					Preferred C	      3.0	 	  5.0
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   General Nutrition Companies
   ---------------------------
   300 6th Avenue, 14th Floor
   --------------------------
   Pittsburgh, PA 15222
   --------------------

(11) Each of the listed holders of Series C Preferred listed here (the
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"Investors") has appointed The Shepherd Group LLC as his, her, or its
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irrevocable proxy to act for and vote on behalf of him, her, or it with
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respect to the Series C Preferred Stock and Warrants in connection with
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any matter requiring a vote of the stockholders of the Company.  Mr. T.
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Nathanael Shepherd and Mr. Thomas R. Shepherd are considered to be the
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beneficial owners of the Series C Stock and Warrants held by the Investors,
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although they disclaim beneficial ownership.
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

As of June 30, 1998, the Directors and Executive Officers of the Company were as follows:

	Name				Age	Office
	Jason Bacon			 64	Director
	Robert D. Delsandro, Jr. 39	Vice President
	R. Patrick Burns	 	 54	Director
	Joan H. Martin	 	 74	Director
	Fred Marks			 70	Director and Chairman of the Board
	Spencer C. Putnam		 52	Director, Vice President, and
						Secretary
	Elisabeth B. Robert	 43	Director, President, Treasurer, Chief
						Executive Officer and Chief Financial
						Officer

	On January 28, 1998, David W. Garrett submitted a letter of resignation to the Board of Directors of the Company, which was accepted by the Board. Mr. Garrett's resignation was for personal business reasons.

	All of the Company's directors hold office until the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors has an Audit Committee, on which Mr. Bacon, Ms. Robert, and Mr. T. Nathanael Shepherd serve; a Compensation Committee, on which Mr. Burns, Ms. Robert, and Mr. Thomas Shepherd serve; an Executive Committee, on which Mr. Marks, Ms. Robert, and Mr. Thomas Shepherd serve; and an Option Committee, on which Mr. Bacon and Ms. Martin serve.


Meetings of the Board of Directors and Its Committees

	The Board of Directors held eight meetings during the fiscal year ended June 30, 1998, and took all other action by unanimous consent in lieu of actual meetings. During the fiscal year ended June 30, 1998, there were four meetings of the Option Committee and one meeting of the Audit Committee. During the fiscal year ended June 30, 1998, all directors attended at least 75% of the meetings of the Board of Directors and the meetings held by Committees of the Board on which they served.


Compensation of Directors and Executive Officers

	At the 1996 Annual Meeting of Stockholders, an amendment to the Bylaws authorizing the Company to compensate members of its Board of Directors was approved. Also at the 1996 Annual Meeting of Stockholders, the Non-Employee Directors Stock Option Plan (the "Plan") was approved by stockholders. Pursuant to the Plan, as amended on January 22, 1998, each participating director receives an option to purchase 2,000 shares of the Common Stock of the Company as an annual retainer. In addition to the annual retainer options, each participating director receives an option to purchase up to 1,500 shares of Common Stock per quarter for actual attendance at each regular or special meeting of the Board of Directors. All options have an exercise price equal to the fair market value of the Common Stock on the date of grant, vest immediately, and are exercisable for a period of ten years. The Chairman of the Board of Directors also receives compensation of $5,000 per calendar quarter, and all outside Directors are also reimbursed up to $1,000 per meeting for their expenses of attendance.



Summary Compensation Table

				Fiscal		Other Annual Underlying	Other
Name and Principal	Year	Salary	Compensation Options	Compensation

Elisabeth B. Robert,	1998	$ 109,770	$    5,524	 100,000	$  5,000(3)
Chief Executive Officer	1997	$  98,077	$    5,600	 305,510(1)	$      -
and Chief Financial	1996	$  65,713	$    3,267	  80,510	$      -
Officer

R. Patrick Burns,		1998	$  56,250	$  23,220	       -	$ 81,818(3,4)
Chief Executive Officer	1997	$ 183,894	$  26,513	 900,000(2)	$100,000(5)
				1996	$       -	$  23,790	 450,000	$      -

(1) Figures reflect re-pricing of stock options granted in 1996 as well as a new issuances in 1997.
(2) Figure reflects re-pricing of stock options granted in 1996, as well as new issuances in 1997. Of the 900,000 shares under option, Mr. Burns is vested in 562,000 shares. The remaining 337,500 shares will not vest, as Mr. Burns is no longer an employee of the Company.
(3) Includes cash compensation in lieu of stock options granted as part of Ms. Robert's and Mr. Burns' employment agreements with the Company.
(4) Includes forgiveness of amounts due to the Company from Mr. Burns and amounts paid to Mr. Burns under his consulting contract with the Company.
(5) Includes forgiveness of amounts due to the Company from Mr. Burns.

	As of November 10, 1998, the Company and Ms. Robert signed an
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agreement providing for her continued employment as President and Chief
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Executive Officer of the Company through October 22, 2001.  Under this
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new agreement, Ms. Robert is entitled to receive: i) A base salary of
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$120,000, increasing to $135,000 on October 23, 1999, and to $150,000 on
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October 23, 2000; ii) an annual cash bonus equal to three percent of the
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Company's pre-tax profit, so long as the Company's pre-tax profit is at
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least $100,000; iii) options to purchase 225,000 shares of Common stock
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at an exercise price of $1.00 per share, being above the fair market
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value on the date of grant, with 75,000 shares vesting when the
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Company's closing stock price averages $2.00 for a three-month period,
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75,000 shares vesting when the Company's closing stock price averages
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$3.00 for a three-month period, and 75,000 shares vesting when the
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Company's closing stock price averages $4.00 for a three-month period,
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except that the options will fully vest seven years after issuance,
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independent of stock price, if Ms. Robert is still employed by the
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Company; iv) any benefits generally available to the officers of the
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Company from time to time, including, without limitation, a $30,000 life
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insurance policy, and a company car of Ms. Robert's choice. The
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agreement prohibits Ms. Robert from directly or indirectly engaging in
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any business that competes with the Company, during the course of her
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employment agreement and for a period of eighteen months thereafter.
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Ms. Robert's existing agreement for her employment as Treasurer and
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Chief Financial Officer of the Company was cancelled upon the signing of
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this new agreement, though Ms. Robert continues to serve as Treasurer
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and Chief Financial Officer of the Company.
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	As of December 3, 1997, the Company and Ms. Robert signed an agreement providing for her employment as Chief Executive Officer of the Company for a term ending October 23, 1998. Ms. Robert's agreement, dated July 1, 1996, related to her positions as Treasurer and Chief Financial Officer of the Company, remained in effect, and her salary and benefits for both positions of Chief Executive Officer and Chief Financial Officer were as described in her then-existing July 1, 1996 employment agreement, except for the following additional benefits: i) A bonus for each fiscal year during the term, equal to three percent of the Company's pre-tax profit, so long as the Company's pre-tax profit exceeded $100,000; and ii) options to purchase 100,000 shares of the Company's Common Stock. As of June 1, 1998, the Company and Ms. Robert agreed to a technical amendment to her employment agreement, which fixed the exercise price of her stock options to $1.25 per share.

	On October 10, 1997, R. Patrick Burns resigned as President, thus terminating his employment agreement with the Company, and entered into a consulting agreement with the Company, which began on November 1, 1997 and continues through October 31, 1999. In accordance with this agreement, the Company pays fees of $75,000 per year to Mr. Burns, payable monthly, and also forgave amounts due the Company from Mr. Burns totaling $116,818.

	On June 3, 1997, the Company offered to re-price employee stock options by granting new options with an exercise price of $1.00 per share (the fair market value of the Company's Common Stock on that date) in exchange for the surrender of all outstanding qualified employee incentive stock options at that date. Mr. Burns and Ms. Robert participated in this re-pricing. The original exercise price for Mr. Burns' options was $2.875 per share, and the original exercise price for Ms. Robert's options were between $2.75 and $2.875 per share.

	As of July 1, 1996, the Company and Ms. Robert signed an agreement providing for her continued employment as the Senior Vice President, Treasurer, and Chief Financial Officer of the Company for a term of five years ending June 30, 2001. Under this agreement, Ms. Robert was entitled to receive: i) a base salary of $100,000, $110,000 and $120,000 per year in fiscal years 1997, 1998, and 1999, respectively; ii) reimbursement for necessary and reasonable expenses incurred by her in the performance of her duties as Chief Financial Officer; iii) an annual cash bonus for fiscal year 1997 of 3% of the amount by which the Company's operating profit exceeded $500,000, plus a non-qualified stock option to purchase 5,000 shares of the Company's Common Stock, at an exercise price of $0.01 per share (which Ms. Robert refused and was never issued), and an annual cash bonus for fiscal years 1998, 1999, 2000, and 2001 of 3% of the amount by which the Company's operating profit exceeded $1,333,000, $2,167,000, $2,000,000, and $2,500,000, respectively; iv)
options to purchase an additional 225,000 shares of the Company's Common Stock at a price of $2.875 per share, being equal to the market value on the dates of grant, vesting at 25 percent per annum beginning July 1, 1997; v) any benefits generally available to the officers of the Company from time to time, including, without limitation, life insurance and medical benefits; and vi) a company car of Ms. Robert's choice. The agreement prohibited Ms. Robert from directly or indirectly competing with the business of the Company during the course of her employment and for a period of eighteen months thereafter.


Stock Options

	The following table sets forth the options granted to Mr. Burns and Ms. Robert during the fiscal year ended June 30, 1998:

Option Grants in Last Fiscal Year

						Percent of
			Number of		Total Options
			Securities		Granted to
			Underlying		Employees in	Base Price	  Expiration
Name              Options Granted	Fiscal Year	 	($ per Share) Date
Elisabeth B. Robert	100,000		54.8		$1.25		  11/14/2007
R. Patrick Burns		-			-		-		  -

 Interests in Certain Transactions

	On October 10, 1997, R. Patrick Burns resigned as President, thus terminating his employment agreement with the Company, and entered into a consulting agreement with the Company, which began on November 1, 1997 and continues through October 31, 1999. In accordance with this agreement, the Company pays fees of $75,000 per year to Mr. Burns, payable monthly, and also forgave amounts due the Company from Mr. Burns totaling $116,818.

	On December 31, 1996, the Company entered into a consulting agreement with Venture Management Group, Inc. Fred Marks, Chairman of the Company's Board of Directors, is President of Venture Management Group, Inc. The terms of this agreement commenced on January 1, 1997 and will terminate on December 31, 2006, unless earlier terminated in accordance with this agreement. In consideration of the consulting services to be provided, the Company will pay fees of $65,000 per year, payable monthly, plus expenses and disbursements reasonably incurred in the performance of services under the agreement. In the event that the Company defaults in its obligations under this agreement, or if a change in control of the Company occurs during the term of the agreement, Venture Management Group, Inc. may, at its sole option, declare the entire compensation under this contract to be immediately due and payable.


Delinquent Filings

	Under federal securities laws, the Company's directors, certain of its officers and any persons holding more than 10% of the Company's
Common Stock are required to report their ownership thereof and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by these dates during the fiscal year ended June 30, 1998. To the knowledge of the Company, all of these filing requirements have been satisfied by the Company's directors, officers, and its 10% shareholders, except as follows: 1) R. Patrick Burns was required to file a Form 4 on January 10, 1998, with respect to the following sales: (a) 3,200 shares on December 2, 1997; (b) 4,200 shares on December 3, 1997; and (c) 3,000 shares on December 15, 1997; (2) R. Patrick Burns was required to file a Form 4 on April 10, 1998, with respect to the following sales: (a) 12,500 shares on March 6, 1998; and (b) 4,175 shares on March 9, 1998; (3) Spencer C. Putnam was required to file a Form 4 on October 10, 1997, with respect to the following sales: (a) 500 shares on September 4, 1997; (b) 500 shares on September 9, 1997; and (c) 500 shares on September 16,
1997; (4) Spencer C. Putnam was required to file a Form 4 on November 10, 1997, with respect to the following sales: (a) 500 shares on October 3, 1997; (b) 500 shares on October 13, 1997; (c) 500 shares on October 23, 1997; and (d) 500 shares on October 31, 1997; (5) Spencer C. Putnam was required to file a Form 4 on December 10, 1997, with respect to the following sales: (a) 500 shares on November 10, 1997; and (b) 500 shares on November 21, 1997; (6) Spencer C. Putnam was required to file a Form 4 on January 10, 1998, with respect to the following sales: (a) 500 shares on December 15, 1997; and (b) 500 shares on December 30, 1997; (7)
Spencer C. Putnam was required to file a Form 4 on February 10, 1998, with respect to the sale of 500 shares on January 23, 1998; (8) Spencer
C. Putnam was required to file a Form 4 on March 10, 1998, with respect to the following sales: (a) 500 shares on February 12, 1998; and (b) 500 shares on February 27, 1998; (9) Spencer C. Putnam was required to file a Form 4 on April 10, 1998, with respect to the sale of 500 shares on March 25, 1998; (10) Spencer C. Putnam was required to file a Form 4 on May 10, 1998, with respect to the following sales: (a) 500 shares on April 13, 1998; and (b) 500 shares on April 29, 1998.

	All of these transactions were subsequently filed on a Form 5.


ITEM 1.  Proposal to have Common Stockholders Elect Directors

	Pursuant to the Company's Bylaws and Certificate of Incorporation, the Board of Directors is authorized to establish, from time to time, the number of directors, with a maximum of nine directors, and has established a Board of eight (8) Directors to be elected at the 1998
                       ---------
Annual Meeting for terms of one year each and until their successors are
elected and qualified.   Six (6) directors are to be elected by the
                         ------------------------------------------
Common Stockholders, and two (2) directors are to be elected by the
-------------------------------------------------------------------
Series C Preferred Stockholders.
--------------------------------

	It is the intention of the persons named in the accompanying form of proxy to vote for the nominees named below. In the event that, because of death or unforeseen disability, any of the nominees designated below is unavailable for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated by the Board of Directors to fill such vacancies so as to provide a full board.

	Election of directors requires a plurality vote.  Six (6) nominees
									  -------
for directors are listed below with brief statements of their principal occupations and other pertinent information. As indicated below, all of the nominees are currently serving on the Company's Board of Directors.
Also indicated below is the number of shares of the Company's various classes of stock owned beneficially by each of the nominees as of
November 4, 1998.
-----------------

	Director Nominees

	Jason Bacon became a director of the Company in 1997.  Mr. Bacon is presently a consultant to non-profit organizations and a private investor, focusing on real estate and securities with international perspective.  Before that, Mr. Bacon served as a Managing Director at
Kidder, Peabody & Company, where he developed institutional equity sales and a related trading and advisory business. Shares owned: 15,500 Common
									     ------
(0.3%); 9,314 Preferred "B" (4.5%)
 ----

	R. Patrick Burns joined the Company as its Chief Executive Officer in August 1995.  He was appointed a director of the Company on August 30,
1995.  On October 10, 1997, Mr. Burns stepped down from his position as
President and Chief Executive Officer of the Company.  Before joining the
Company, Mr. Burns was the Chief Executive Officer of Disney Direct
Marketing, a division of The Walt Disney Company.  Prior to holding that position, Mr. Burns also served as Senior Vice-President and General
Manager at J. Crew, Inc. and as Vice-President of Merchandising and
Product Development at L.L. Bean, Inc.  Shares owned: 22,650 Common (0.4%)
									------	   ----

	Fred Marks became a director of the Company in 1987 and has served as its Chairman of the Board since 1989. Mr. Marks is also Chairman of the Board of two other privately held companies: Selectech, Ltd., a manufacturer of remote controls for computers and televisions; and Contaq Technologies, a manufacturer of ultra-sonic instruments. He devotes only a part of his time to the business of the Company. Shares owned: 600,500 Common (11.6%)

	Joan H. Martin is a private investor, who has been a director of the Company since 1991. Ms. Martin has no business experience during the past six years apart from managing her own private investment portfolio.
 Shares owned: 1,840,975 Common (35.5%); 90 Preferred "A" (100.0%)

	Spencer C. Putnam joined the Company as its Vice President in June, 1987. He has been a director and Secretary of its Board since 1989.
Before joining the Company, Mr. Putnam was the Director of the Cooperative Education Program at the University of Vermont from 1980 to 1987. Shares owned: 87,000 Common (1.7%)

	Elisabeth B. Robert joined the Company as its Chief Financial Officer in September 1995, and was appointed a director of the Company on January 22, 1996, and Treasurer of the Company on April 22, 1996. On October 10, 1997, the Board of Directors appointed Ms. Robert to the office of President and Chief Executive Officer of the Company. Before joining the Company, Ms. Robert was the Chief Financial Officer, Executive Vice-President, and Founding Partner of AirMouse Remote Controls, a manufacturing firm specializing in remote control devices. Prior to holding that position, Ms. Robert was an independent management consultant, as well as Director of Gas Supply for Vermont Gas Systems, Inc. Shares owned: 29,200 Common (0.6%)
			  ------	     ----


	Voting Information

	The Board of Directors recommends a vote FOR approval of the nominees named above to serve as directors of the Company for the ensuing year and until their successors are elected and qualified. The affirmative vote of a plurality of the shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders is required for the election of directors. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


ITEM 2.  Proposal to have Series C Preferred Stockholders Elect Directors
-------------------------------------------------------------------------------
	Pursuant to the Company's Bylaws and Certificate of Incorporation,
-------------------------------------------------------------------------------
the Board of Directors is authorized to establish, from time to time, the
-------------------------------------------------------------------------------
number of directors, with a maximum of nine directors, and has
-------------------------------------------------------------------------------
established a Board of eight (8) Directors to be elected at the 1998
-------------------------------------------------------------------------------
Annual Meeting for terms of one year each and until their successors are
-------------------------------------------------------------------------------
elected and qualified.   Six (6) directors are to be elected by the
-------------------------------------------------------------------------------
Common Stockholders, and two (2) directors are to be elected by the
-------------------------------------------------------------------------------
Series C Preferred Stockholders.
-------------------------------------------------------------------------------

	It is the intention of the persons named in the accompanying form
-------------------------------------------------------------------------------
of proxy to vote for the nominees named below.  In the event that,
-------------------------------------------------------------------------------
because of death or unforeseen disability, any of the nominees designated
-------------------------------------------------------------------------------
below is unavailable for election, the persons named in the accompanying
-------------------------------------------------------------------------------
form of proxy reserve the right to vote such proxy for such other person
-------------------------------------------------------------------------------
or persons as may be nominated by the Board of Directors to fill such
-------------------------------------------------------------------------------
vacancies so as to provide a full board.
-------------------------------------------------------------------------------

	Election of directors requires a plurality vote.  The two (2)
-------------------------------------------------------------------------------
nominees for directors are listed below with brief statements of their
-------------------------------------------------------------------------------
principal occupations and other pertinent information.  Also indicated
-------------------------------------------------------------------------------
below is the number of shares of the Company's various classes of stock
-------------------------------------------------------------------------------
owned beneficially by each of the nominees as of November 4, 1998.
-------------------------------------------------------------------------------


	Director Nominees
-------------------------------------------------------------------------------

T. Nathanael Shepherd became a director of the Company in November
-------------------------------------------------------------------------------
1998. Mr. Shepherd is President of The Shepherd Group LLC, a
-------------------------------------------------------------------------------
Massachusetts venture capital and private equity investment firm.
-------------------------------------------------------------------------------
Before that he was the Director of Development, Planning and Human
-------------------------------------------------------------------------------
Resources at The Doctor Franklin Perkins School, a century old $10
-------------------------------------------------------------------------------
million residential program. From 1990-1991 Mr. Shepherd provided small
-------------------------------------------------------------------------------
business consulting at the Central Massachusetts Small Business
-------------------------------------------------------------------------------
Development Center.  Mr. Shepherd currently serves on the board of
-------------------------------------------------------------------------------
directors for five private companies, as well as on the board of The
-------------------------------------------------------------------------------
Doctor Franklin Perkins School.  Shares held: 1.2 Preferred "C" (2.0%)
-------------------------------------------------------------------------------


	Thomas R. Shepherd became a director of the Company in November
-------------------------------------------------------------------------------
1998. Mr. Shepherd is Chairman of The Shepherd Group LLC, a
-------------------------------------------------------------------------------
Massachusetts venture capital and private equity investment firm.  He
-------------------------------------------------------------------------------
also serves as a Special Partner of Thomas H. Lee Company (THL), a
-------------------------------------------------------------------------------
Boston leverage buyout and private equity investment firm.  Prior to
-------------------------------------------------------------------------------
joining THL, he was President of GTE Lighting Products Group (GTE
-------------------------------------------------------------------------------
Sylvania) from 1983 through 1986, and was President of North American
-------------------------------------------------------------------------------
Philips Commercial Electronics Corporation from 1981 until 1983.  He is
-------------------------------------------------------------------------------
a director of General Nutrition Companies, Inc., a nationwide specialty
-------------------------------------------------------------------------------
retailer of vitamin and mineral supplements, PNC Bank - New England, a
-------------------------------------------------------------------------------
subsidiary bank of PNC Bank Corp. which is one of the largest
-------------------------------------------------------------------------------
diversified financial services companies in the United States, and
-------------------------------------------------------------------------------
Rayovac Corporation, the third largest U.S. manufacturer of batteries
-------------------------------------------------------------------------------
and battery-operated lighting products.  Shares held: 18.8 Preferred
-------------------------------------------------------------------------------
"C" (31.3%)
-------------------------------------------------------------------------------



	Voting Information
-------------------------------------------------------------------------------


	The Board of Directors recommends a vote FOR approval of the
-------------------------------------------------------------------------------
nominees named above to serve as directors of the Company for the ensuing
-------------------------------------------------------------------------------
year and until their successors are elected and qualified.  The
-------------------------------------------------------------------------------
affirmative vote of a plurality of the shares of the Company's Series C
-------------------------------------------------------------------------------

Preferred Stock entitled to vote at the Annual Meeting of Shareholders is
-------------------------------------------------------------------------------

required for the election of directors.  Appointed proxies will vote
-------------------------------------------------------------------------------

shares FOR election of all the directors enumerated above unless
-------------------------------------------------------------------------------

instructed otherwise in the proxy.  Abstentions and broker non-votes will
-------------------------------------------------------------------------------

have the same effect as votes against election.
-------------------------------------------------------------------------------



ITEM 3:  Proposal to Select Independent Public Accountants

	During fiscal year 1998, Arthur Andersen LLP audited the Company's financial statements and also provided other professional services to the Company in connection with Securities and Exchange Commission filings.
The report of Arthur Andersen LLP regarding the Company's financial statements for the year ending June 30, 1998, appears in the Company's 1998 Annual Report on Form 10-KSB. In accordance with the recommendation of its Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent public accountants of the Company for the year ending June 30, 1999, subject to ratification by Stockholders at the Annual Meeting. Stockholder ratification of Arthur Andersen LLP as independent public accountants of the Company requires a majority vote.

	A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Stockholders on January 7, 1999, and shall have the opportunity to make a statement, if the representative desires to do so, and is expected to be available to respond to appropriate questions.

	Voting Information

	The Board of Directors recommends a vote FOR approval of ratifying the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending June 30, 1999. The affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote at the Annual Meeting of Shareholders is required for the ratification of the selection of Arthur Andersen LLP as independent public accountants. Appointed proxies will vote shares FOR election of all the directors enumerated above unless instructed otherwise in the proxy. Abstentions and broker non-votes will have the same effect as votes against election.


ITEM 4. To authorize the Company's Board of Directors to file an
-------------------------------------------------------------------------------
Amendment to the Restated Certificate of Incorporation to effectuate a
-------------------------------------------------------------------------------
one for five reverse stock split.
-------------------------------------------------------------------------------

	The Company's Board of Directors has adopted a resolution to
-------------------------------------------------------------------------------
effectuate a one for five reverse stock split (the "Reverse Split") of
-------------------------------------------------------------------------------
the Company's Common Stock effective as of the date of the Annual
-------------------------------------------------------------------------------
Meeting.  The effect of the Reverse Split upon holders of common stock
-------------------------------------------------------------------------------
will be that the total number of shares of the Company's Common Stock
-------------------------------------------------------------------------------
held by each shareholder will be automatically converted into the number
-------------------------------------------------------------------------------
of whole shares of common stock equal to the number of shares of Common
-------------------------------------------------------------------------------
Stock owned immediately prior to the Reverse Split divided by five.
-------------------------------------------------------------------------------

Assuming approval by the Company's shareholders at the Annual Meeting,
-------------------------------------------------------------------------------
the Company's Board of Directors shall only file the Amended Certificate
-------------------------------------------------------------------------------
of Incorporation effecting the Reverse Split if it is necessary to avoid
-------------------------------------------------------------------------------
de-listing of the Company's Common Stock from the NASDAQ SmallCap Market.
-------------------------------------------------------------------------------
 (See "Reasons for the Reverse Split," below.)
-------------------------------------------------------------------------------

	Assuming the Reverse Split is approved by the Company's
-------------------------------------------------------------------------------
shareholders at the Annual Meeting, each shareholder's percentage
-------------------------------------------------------------------------------
ownership interest in the Company and proportional voting power will
-------------------------------------------------------------------------------
remain unchanged.  The rights and privileges of the holders of the shares
-------------------------------------------------------------------------------
of Common Stock will be substantially unaffected by the Reverse Split.
-------------------------------------------------------------------------------
	No certificates or scrip representing fractional shares of the
-------------------------------------------------------------------------------
Company's common stock will be issued to shareholders because of the
-------------------------------------------------------------------------------
Reverse Split.  Rather, each shareholder who would otherwise receive a
-------------------------------------------------------------------------------
fractional new share of common stock as a result of the Reverse Split
-------------------------------------------------------------------------------
will receive, in lieu of such fractional share interest, an amount of
-------------------------------------------------------------------------------
cash equal to the closing bid price of a share of common stock on the
-------------------------------------------------------------------------------
date of the filing of the Amended Certificate of Incorporation (adjusted
-------------------------------------------------------------------------------
to reflect the per share price of the common stock without giving effect
-------------------------------------------------------------------------------
to the Reverse Split) as reflected on the NASDAQ Market ("NASDAQ")
-------------------------------------------------------------------------------
multiplied by the number of shares of common stock held by such holder
-------------------------------------------------------------------------------
that would otherwise have been exchanged for the fractional share
-------------------------------------------------------------------------------
interest.   Because the price of the common stock fluctuates, the amount
-------------------------------------------------------------------------------
to be paid for fractional shares cannot be determined until such date and
-------------------------------------------------------------------------------
may be greater or less than the price on the date any shareholder
-------------------------------------------------------------------------------
executes his or her proxy.
-------------------------------------------------------------------------------
	Reasons for the Reverse Split
-------------------------------------------------------------------------------
	Shares of the Company's Common Stock are listed and traded on The
-------------------------------------------------------------------------------
NASDAQ SmallCap Market.  In order to maintain their listing on The NASDAQ
-------------------------------------------------------------------------------
SmallCap Market, it is necessary that, among other things, the closing
-------------------------------------------------------------------------------
minimum bid price of the Company's shares of Common Stock must not be
-------------------------------------------------------------------------------
below $1.00 per share for any consecutive thirty trading day period.
-------------------------------------------------------------------------------
	The closing bid price of the Company's shares of Common Stock was
-------------------------------------------------------------------------------
less than $1.00 for the thirty consecutive trading days from October 1,
-------------------------------------------------------------------------------
1998 to November 10, 1998, and continues to be less than $1.00 as of the
-------------------------------------------------------------------------------
date of this proxy filing.  As a result, the Company's Common Stock is in
-------------------------------------------------------------------------------
danger of being de-listed from The NASDAQ SmallCap Market.  Management
-------------------------------------------------------------------------------
believes that if the Reverse Split is approved and effectuated, then the
-------------------------------------------------------------------------------
Company's shares of Common Stock will have a minimum bid price in excess
-------------------------------------------------------------------------------
of $1.00 per share and, therefore, it is more likely that the Common
-------------------------------------------------------------------------------
Stock will continue to be listed and traded on The NASDAQ SmallCap
-------------------------------------------------------------------------------
Market.
-------------------------------------------------------------------------------
	If the Reverse Split is not approved by the shareholders at the
-------------------------------------------------------------------------------
annual meeting, then it is highly likely that the Company's Common Stock
-------------------------------------------------------------------------------
will cease to be listed and traded on The NASDAQ SmallCap Market.  In
-------------------------------------------------------------------------------
such event, the shares of  common stock will likely be quoted on the  OTC
-------------------------------------------------------------------------------
Bulletin Board maintained by NASDAQ, and shareholders may experience a
-------------------------------------------------------------------------------
lesser degree of liquidity when engaging in trades of shares of the
-------------------------------------------------------------------------------
Common Stock.
-------------------------------------------------------------------------------
	Even if shareholders approve the Reverse Split, the Common Stock
-------------------------------------------------------------------------------
may be de-listed from The NASDAQ SmallCap Market if the Company for other
-------------------------------------------------------------------------------
reasons, including failure to (a) maintain a Public Float of at least
-------------------------------------------------------------------------------
500,000 shares; (b) maintain a market value of Public Float of at least
-------------------------------------------------------------------------------
$1 million; (c) maintain at least $2 million of net tangible assets; or
-------------------------------------------------------------------------------
(d) maintain at least 300 shareholders owning lots of at least 100
-------------------------------------------------------------------------------
shares.  "Public Float," as defined by NASDAQ, represents shares that
-------------------------------------------------------------------------------
are not held directly or indirectly by any officer or director of the
-------------------------------------------------------------------------------
Company or by any other person who is the beneficial owner of more than
-------------------------------------------------------------------------------
l0% of the total shares outstanding.  Immediately after effecting the
-------------------------------------------------------------------------------
Reverse Split, the Company believes that it will meet the four criteria
-------------------------------------------------------------------------------
listed above, as well as a $1 minimum closing bid price.
-------------------------------------------------------------------------------

	Implementation of the Reverse Split
-------------------------------------------------------------------------------
	The Reverse Split will be implemented by amending Article IV(E) of
-------------------------------------------------------------------------------
the Company's Restated Certificate of Incorporation to add the following:
-------------------------------------------------------------------------------
	"Effective as 5:00 P.M., Eastern time, on the date of the filing
-------------------------------------------------------------------------------
of the Amended Certificate of Incorporation, including this amendment, is
-------------------------------------------------------------------------------
filed with the Secretary of State of New York, all outstanding shares of
-------------------------------------------------------------------------------
Common Stock held by each holder of record of such date shall be
-------------------------------------------------------------------------------
automatically combined at the rate of one-for-five without any further
-------------------------------------------------------------------------------
action on the part of the holders thereof or this Corporation.  No
-------------------------------------------------------------------------------
fractional shares shall be issued.  Rather, each shareholder who would
-------------------------------------------------------------------------------
otherwise receive a fractional new share of Common Stock as a result of
-------------------------------------------------------------------------------
the Reverse Split will receive, in lieu of such fractional share
-------------------------------------------------------------------------------
interest, an amount of cash equal to the closing bid price of a share of
-------------------------------------------------------------------------------
Common Stock on the date of the filing of the Amended Certificate of
-------------------------------------------------------------------------------
Incorporation (adjusted if necessary to reflect the per share price of
-------------------------------------------------------------------------------
the Common Stock without giving effect to the Reverse Stock Split)
-------------------------------------------------------------------------------
multiplied by the number of shares of Common Stock held by such holder
-------------------------------------------------------------------------------
that would otherwise have been exchanged for such fractional share
-------------------------------------------------------------------------------
interest."
-------------------------------------------------------------------------------
	Assuming the Reverse Split is approved by the shareholders at the
-------------------------------------------------------------------------------
Annual Meeting, the Company will file an amendment to the Company's
-------------------------------------------------------------------------------
Restated Certificate of Incorporation will be filed with the Department
-------------------------------------------------------------------------------
of State of the State of New York as described above, prior to January
-------------------------------------------------------------------------------
26, 1998, only if it is necessary to do so in order to avoid de-listing
-------------------------------------------------------------------------------
of the Company's Common Stock from the NASDAQ SmallCap Market.
-------------------------------------------------------------------------------

	Effects of the Reverse Split
-------------------------------------------------------------------------------

	Shareholders have no right under New York law or under the
-------------------------------------------------------------------------------
Company's Certificate of Incorporation or Bylaws to dissent from the
-------------------------------------------------------------------------------
Reverse Split.
-------------------------------------------------------------------------------
 	The total authorized capital stock of the Company will not be
-------------------------------------------------------------------------------
reduced or otherwise affected by the Reverse Split.  As of November 10,
-------------------------------------------------------------------------------
1998, the number of issued shares of Common Stock of the Company was
-------------------------------------------------------------------------------
5,195,733, and the number of outstanding shares of common stock of the
-------------------------------------------------------------------------------
Company was 5,183,733.  Based upon the Company's best estimate, the
-------------------------------------------------------------------------------
aggregate number of shares of Common Stock that will be issued and
-------------------------------------------------------------------------------
outstanding after giving effect to the Reverse Split are approximately
-------------------------------------------------------------------------------
1,038,000 and 1,036,000, respectively.
-------------------------------------------------------------------------------
	The Reverse Split may result in some shareholders owning "odd-
-------------------------------------------------------------------------------
lots" of less than one hundred shares of common stock.  Brokerage
-------------------------------------------------------------------------------
commissions and other costs of transactions in odd-lots are generally
-------------------------------------------------------------------------------
somewhat higher than the costs of transactions in "round lots" of even
-------------------------------------------------------------------------------
multiples of one hundred shares.
-------------------------------------------------------------------------------
	Authorized Shares
-------------------------------------------------------------------------------
	The Company currently has 20,000,000 authorized shares of Common
-------------------------------------------------------------------------------
Stock, and, after giving effect to the Reverse Split, would continue to
-------------------------------------------------------------------------------
have 20,000,000 authorized shares of Common Stock.  Subsequent to the
-------------------------------------------------------------------------------
implementation of the reverse split, if and to the extent that the
-------------------------------------------------------------------------------
Company issues additional shares of its Common Stock in the future, or
-------------------------------------------------------------------------------
securities convertible into Common Stock, each existing shareholder's
-------------------------------------------------------------------------------
percentage ownership interest in the Company and proportional voting
-------------------------------------------------------------------------------
power could be proportionately reduced to a greater extent than if the
-------------------------------------------------------------------------------
Reverse Split is not approved.
-------------------------------------------------------------------------------
	Effect on Options, Warrants and Convertible Securities
-------------------------------------------------------------------------------
	The Company has previously issued, and has outstanding, various
-------------------------------------------------------------------------------
options and warrants  to purchase shares of its common stock and shares
-------------------------------------------------------------------------------
of preferred stock convertible into shares of its Common Stock.  If the
-------------------------------------------------------------------------------
Reverse Split is approved by the shareholders of the annual meeting, both
-------------------------------------------------------------------------------
the exercise price and the number of shares subject to each such option,
-------------------------------------------------------------------------------
warrant or conversion right will be affected by the Reverse Split.  As a
-------------------------------------------------------------------------------
result of the Reverse Split, the exercise price of each option or warrant
-------------------------------------------------------------------------------
will be multiplied by five and the number of shares subject to such
-------------------------------------------------------------------------------
option, warrant or conversion right will be divided by five.
-------------------------------------------------------------------------------
	Exchange of Stock Certificates
-------------------------------------------------------------------------------
	Assuming the Reverse Split is approved by the shareholders and
-------------------------------------------------------------------------------
implemented by the Company, shareholders will be required to exchange
-------------------------------------------------------------------------------
their stock certificates for new certificates representing the shares of
-------------------------------------------------------------------------------
new common stock.  The shareholders will be furnished with the necessary
-------------------------------------------------------------------------------
materials and instructions for the surrender and exchange of stock
-------------------------------------------------------------------------------
certificates at the appropriate time by the Company's transfer agent.
-------------------------------------------------------------------------------
The shareholders will not be required to pay a transfer or other fee in
-------------------------------------------------------------------------------
connection with the exchange of certificates.  SHAREHOLDERS SHOULD NOT
-------------------------------------------------------------------------------
SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.
-------------------------------------------------------------------------------
	Federal Income Tax Consequences
-------------------------------------------------------------------------------
	The following description of federal income tax consequences is
-------------------------------------------------------------------------------
based upon the Internal Revenue Code of 1986, as amended, the applicable
-------------------------------------------------------------------------------
Treasury Regulations promulgated thereunder, judicial authority and
-------------------------------------------------------------------------------
current administrative rulings and practices in effect on the date of
-------------------------------------------------------------------------------
this proxy statement.  This discussion is for general information only
-------------------------------------------------------------------------------
and does not discuss consequences which may apply to special classes of
-------------------------------------------------------------------------------
taxpayers (e.g., nonresident aliens, broker dealers or insurance
-------------------------------------------------------------------------------
companies).  The shareholders are urged to consult their own tax advisers
-------------------------------------------------------------------------------
to determine the particular consequences to them.
-------------------------------------------------------------------------------
	The exchange of shares of common stock for shares of new common
-------------------------------------------------------------------------------
stock will not result in recognition of gain or loss.  The holding period
-------------------------------------------------------------------------------
of the shares of new common stock will include the shareholder's holding
-------------------------------------------------------------------------------
period for the shares of common stock exchanged therefore, provided that
-------------------------------------------------------------------------------
the shares of common stock were held as a capital asset.  The adjusted
-------------------------------------------------------------------------------
basis of the shares of new common stock will be the same as the adjusted
-------------------------------------------------------------------------------
basis for the shares of common stock exchanged therefore.
-------------------------------------------------------------------------------
	In the Reverse Split, cash proceeds received from the settlement of
-------------------------------------------------------------------------------
fractional shares may result in (i) the realization by a shareholder
-------------------------------------------------------------------------------
whose interest in the Company is completely terminated of taxable gain or
-------------------------------------------------------------------------------
loss to the extent of the difference between such proceeds and the cost
-------------------------------------------------------------------------------
or other basis applicable to the fractional shares and (ii) dividend
-------------------------------------------------------------------------------
income to a shareholder whose interest in the Company is not completely
-------------------------------------------------------------------------------
terminated.  No officer, director, associate or affiliate of the Company
-------------------------------------------------------------------------------
is expected to derive any material benefit from the Reverse Split other
-------------------------------------------------------------------------------
than the benefits that would be enjoyed by any other person holding the
-------------------------------------------------------------------------------
same number of shares.
-------------------------------------------------------------------------------
	Vote and Recommendation
-------------------------------------------------------------------------------
	The affirmative vote of the holders of the majority of all of the
-------------------------------------------------------------------------------
outstanding shares of common stock of the Company is required to approve
-------------------------------------------------------------------------------
the Reverse Split.  The Board of Directors recommends that the
-------------------------------------------------------------------------------
shareholders vote FOR the Reverse Split.  Appointed proxies will vote
-------------------------------------------------------------------------------
shares FOR approval of the Reverse Split.  Abstentions and broker non-
-------------------------------------------------------------------------------
votes will have the same effect as votes against the Reverse Split.
-------------------------------------------------------------------------------


ITEM 5.  Other Business

	The Company's Board of Directors knows of no other matters which may come before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the proxies relating to such meeting will be voted with respect thereto in accordance with the best judgment of the Board.

	Any stockholder proposal intended for presentation at the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal offices in Shelburne, Vermont, by July 30, 1999, for inclusion in the Company's Proxy Statement and form of proxy relating to the 1999 Annual Meeting.



November 10, 1998			The Vermont Teddy Bear Co., Inc.
-----------------

PROXY FOR COMMON STOCKHOLDERS
THE VERMONT TEDDY BEAR CO., INC
Proxy for the Annual Meeting of Shareholders on January 7, 1999

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Fred Marks, Spencer C. Putnam, and Elisabeth B. Robert, and each of them, as Proxies, each with power to appoint his/her substitute, and hereby authorize any of them to represent and to vote, as designated below, all shares of Common Stock of The Vermont Teddy Bear Co., Inc. held of record by the undersigned on November 20, 1998, at the Annual Meeting of Shareholders to be held at 10:00am EST on January 7, 1999 at the corporate headquarters of The Vermont Teddy Bear Co., Inc., 6655 Shelburne Road, Shelburne, Vermont, or any adjournment thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Jason Bacon, R. Patrick Burns, Fred Marks, Joan H. Martin, Spencer C. Putnam, Elisabeth B. Robert
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name, FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above


2.   ELECTION OF DIRECTORS BY SERIES C PREFERRED STOCKHOLDERS
(Not applicable to Common Stockholders.)


3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN


4. TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO FILE AN
AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE A
ONE FOR FIVE REVERSE STOCK SPLIT.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Dated: ----------------------------, 199-


	-----------------------------------------
			Signature


	-----------------------------------------
			Signature, if held jointly

			NOTE: Please sign exactly as name appears hereon.
			Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

PROXY FOR SERIES C PREFERRED STOCKHOLDERS
THE VERMONT TEDDY BEAR CO., INC
Proxy for the Annual Meeting of Shareholders on January 7, 1999

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Fred Marks, Spencer C. Putnam, and Elisabeth B. Robert, and each of them, as Proxies, each with power to appoint his/her substitute, and hereby authorize any of them to represent and to vote, as designated below, all shares of Series C Preferred Stock of The Vermont Teddy Bear Co., Inc. held of record by the undersigned on November 20, 1998, at the Annual Meeting of Shareholders to be held at 10:00am EST on January 7, 1999 at the corporate headquarters of The Vermont Teddy Bear Co., Inc., 6655 Shelburne Road, Shelburne, Vermont, or any adjournment thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Jason Bacon, R. Patrick Burns, Fred Marks, Joan H. Martin, Spencer C. Putnam, Elisabeth B. Robert
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name, FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above


2.   ELECTION OF DIRECTORS BY SERIES C PREFERRED STOCKHOLDERS
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Nathanael Shepherd, Thomas R. Shepherd
[   ] FOR all nominees listed above
[   ] WITHHOLD AUTHORITY to vote for nominees with a line through their name, FOR all other nominees
[   ] WITHHOLD AUTHORITY to vote for all nominees listed above


3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN


4. TO AUTHORIZE THE COMPANY'S BOARD OF DIRECTORS TO FILE AN
AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECTUATE A
ONE FOR FIVE REVERSE STOCK SPLIT.
[   ] FOR			[   ] AGAINST				[   ] ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DISCRETION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Dated: ---------------------------, 199-


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			Signature


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			Signature, if held jointly

			NOTE: Please sign exactly as name appears hereon.
			Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.